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                                                                    EXHIBIT 99.6

NO. PS-002                                            VOID AFTER AUGUST 31, 2004

                                                                 90,000 WARRANTS


                          TRANSACTION WARRANT AGREEMENT


                   Warrant to Purchase Shares of Common Stock
                                of PawnMart, Inc.


                                    RECITALS

         WHEREAS, the holder hereof (the "Registered Holder") is the holder of certain Warrant(s) to initially purchase 90,000 shares of Common Stock of PawnMart, Inc., a Delaware corporation (the "Company"); and

         WHEREAS, the Company, proposes to offer and sell a maximum of: (a) 416,667 shares of 8% Convertible Preferred Stock, par value $6.00 per share, at a purchase price of $6.00 per share (the "Preferred Stock"), for an aggregate purchase price of $2,500,000 and (b) 312,500 Common Stock Purchase Warrants (the "Warrants") for an aggregate purchase price of $312.00, pursuant to a purchase agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         The Registered Holder is the owner of 90,000 Warrants. Each Warrant initially entitles the Registered Holder to purchase, subject to the terms and conditions set forth herein, one fully paid and nonassessable share of Common Stock, $.01 par value the Company, at any time between date hereof and the Expiration Date (as hereinafter defined) upon the presentation and surrender of this Warrant Certificate with the Election to Purchase on the reverse hereof duly executed, at the corporate office of the Company, accompanied by payment of $3.60, subject to adjustment (the "Exercise Price"), in lawful money of the United States of America in cash or by check made payable to the Company.

         The term "Expiration Date" shall mean 5:00 p.m. (New York time) on August 31, 2004. If such date shall in the State of New York be a holiday or a day on which the banks are authorized to close, then the Expiration Date shall mean 5:00 p.m. (New York time) the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close.


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1. Exercise of Warrants. Each registered holder of Warrants shall have the right, which right may be exercised as set forth herein, to purchase from the Company, and the Company shall issue and sell to such registered holder of Warrants, the number of fully paid and nonassessable shares of Common Stock specified herein, upon surrender to the Company, with the form of election to purchase duly completed and signed, and upon payment to the Company of the Exercise Price for the number of shares of Common Stock in respect of which such Warrants are then exercised. Payment of such Exercise Price may be made in cash or by certified check, bank draft, or postal or express money order, payable in United States dollars, to the order of the Company. Upon such surrender of Warrants and payment of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the registered holder of such Warrants and in such name or names as such registered holder may designate, a certificate or certificates for the number of full shares of Common Stock so purchased upon the exercise of such Warrants. Such certificates shall be deemed to have been issued, and any person so designated to be named therein shall be deemed to have become a holder of record of such Common Stock, as of the date of surrender of such Warrants and payment of the Exercise Price, as aforesaid; provided, however, that if, at the date of surrender of such Warrants and the payment of such Exercise Price, the transfer books for the Common Stock purchasable upon the exercise of such Warrants shall be closed, the certificates for the Common Stock in respect of which such Warrants are then exercised shall be issuable as of the date on which such books shall next be opened, and until such date the Company shall be under no duty to deliver any certificate for such shares; provided further, however, that the transfer books aforesaid, unless otherwise required by law, shall not be closed at any one time for a period longer than 20 days. The right of purchase represented by the Warrants shall be exercisable, at the election of the registered holders thereof, either as an entirety or, from time to time, for only part of the Common Stock specified therein, and in the event that any Warrant is exercised in respect of less than all of the Common Stock specified therein at any time prior to the date of expiration of the Warrants, a new Warrant or Warrants will be issued for the remaining number of Common Stock specified in the Warrant so surrendered.

         Notwithstanding anything contained herein to the contrary, no Warrant may be exercised if the issuance of Common Stock in connection therewith would constitute a violation of the registration provisions of federal or state securities laws.

         Upon 30 days prior written notice to the holder of the Warrants, the Company shall have the right to reduce the exercise price and/or extend the term of the Warrants in compliance with the requirements of Rule 13e-4 to the extent applicable.

         The "Exercise Price" of the Warrants shall mean $3.60, as specified herein until the occurrence of a recapitalization or reclassification that, pursuant to the provisions hereof, shall require an increase or decrease in the exercise price of the Warrants, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions hereof. No such adjustment shall be made unless such adjustment would change the then purchase price per share by ten cents ($.10) or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the then purchase price per share by ten cents ($.10) or more. No adjustment made pursuant to any provision hereof shall have the effect of increasing the total consideration payable upon exercise of any of the Warrants.


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2. Adjustments in Certain Cases. In case the Company shall at any time prior to the exercise or termination of any of the Warrants effect a recapitalization or reclassification of such character that its Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then, upon the effective date thereof, the number of shares of Common Stock that the holders of the Warrants shall be entitled to purchase upon exercise thereof shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in such number of shares of Common Stock by reason of such recapitalization or reclassification, and the purchase price per share of such recapitalize or reclassified Common Stock shall, in the case of an increase in the number of shares, be proportionately decreased and, in the case of a decrease in the number of shares, be proportionately increased.

         In case the Company shall at any time prior to the exercise or termination of any of the Warrants distribute to holders of its Common Stock cash, evidences of indebtedness, or other securities or assets, other than as dividends or distributions payable out of current or accumulated earnings, then, in any such case, the holders of the Warrants shall be entitled to receive, upon exercise thereof, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets that such holder would have been entitled to receive with respect to the Common Stock as a result of the happening of such event, had the Warrants been exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (without giving effect to any restriction upon such exercise).

         In case the Company shall at any time prior to the exercise or termination of any of the Warrants consolidate or merge with any other corporation or transfer all or substantially all of its assets to any other corporation preparatory to a dissolution, then the Company shall, as a condition precedent to such transaction, cause effective provision to be made so that the holders of the Warrants, upon the exercise thereof after the effective date of such transaction, shall be entitled to receive the kind and amount of shares, evidences of indebtedness, and/or other property receivable on such transaction by a holder of the number of shares of Common Stock as to which the Warrants were exercisable immediately prior to such transaction (without giving effect to any restriction upon such exercise); and, in any such case, appropriate provision shall be made with respect to the rights and interests of the holders thereof to the effect that the provisions of the Warrants shall thereafter be applicable (as nearly as may be practicable) with respect to any shares, evidences of indebtedness, or other securities or assets thereafter deliverable upon exercise of the Warrants.

         Whenever the number of shares of Common Stock or other types of securities or assets purchasable upon exercise of any of the Warrants shall be adjusted as provided herein, the Company shall forthwith obtain and file with its corporate records a certificate or letter from a firm of independent public accountants of recognized standing setting forth the computation and the adjusted number of shares of Common Stock or other securities or assets purchasable hereunder resulting from such adjustments, and a copy of such certificate or letter shall be mailed to each of the registered holders of the Warrants. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available for inspection by the holders of the Warrants on any day during normal business hours.


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         In the event that at any time as a result of an adjustment made pursuant hereto the holders of the Warrants shall become entitled to purchase upon exercise thereof shares, evidences of indebtedness, or other securities or assets (other than Common Stock), then, wherever appropriate, all references herein to Common Stock shall be deemed to refer to and include such shares, evidences of indebtedness, or other securities or assets, and thereafter the number of such shares, evidences of indebtedness, or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions hereof.

3. Mutilated or Missing Warrants. In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company may countersign and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrants and indemnity, if requested, also satisfactory to them. Applicants for such substitute Warrants shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

4. Reservation of Common Stock. Prior to the issuance of any Warrants, there shall have been reserved, and the Company shall at all times keep reserved out of the authorized and unissued Common Stock, a number of shares of Common Stock sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any of the Company's Common Stock issuable upon the exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times to reserve such number of authorized and unissued Common Stock as shall be requisite for such purpose. The Company agrees that all Common Stock issued upon exercise of the Warrants shall be, at the time of delivery of the certificates representing such Common Stock, validly issued and outstanding, fully paid and nonassessable. The Company will supply the transfer agent with duly executed stock certificates for such purpose. All Warrants surrendered in the exercise of the rights thereby evidenced shall be canceled and such canceled Warrants shall constitute sufficient evidence of the number of shares of Common Stock that have been issued upon the exercise of such Warrants. All Warrants surrendered for transfer, exchange or partial exercise shall be canceled by the Company.

5. No Rights as Stockholder. Prior to the exercise of any Warrant represented hereby, the Registered Holder shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to receive dividends or other distributions, and shall not be entitled to receive any notice of any proceedings of the Company.

         Prior to due presentment for registration of transfer hereof, the Company may deem and treat the Registered Holder as the absolute owner hereof and of each Warrant represented hereby (notwithstanding any notations of ownership or writing hereon made by anyone other than a duly authorized officer of the Company) for all purposes and shall not be affected by any notice to the contrary, except as provided herein.

6. Piggyback Registration. If, at any time from the date hereof and prior to the Expiration Date the Company prepares and files a new registration statement, under the Securities Act of 1933, as


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amended (the "Act"), otherwise registers securities under the Act (collectively the "Registration Documents") as to any of its securities under the Act (other than under a registration statement pursuant to Form S-8 or Form S-4 or small business issue equivalent), it will give written notice by registered mail, at least 5 days prior to the filing of each such Registration Document to the Registered Holder of its intention to do so. If the Registered Holder notifies the Company within 5 days after receipt of any such notice of its or their desire to include any such shares of Common Stock issued or issuable upon exercise of the Warrants (the "Registrable Securities") in such proposed Registration Documents, the Company shall afford the Registered Holder the opportunity to have any Registrable Securities registered under such Registration Documents or any other available Registration Document.

         Notwithstanding the provisions of this Section 6, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 6 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         This Warrant Certificate shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the conflicts of laws principles thereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed, manually or in facsimile by two of its officers hereunto duly authorized and a facsimile of its corporate seal to be imprinted hereon.


Dated: September 1, 1999

                                          PAWNMART, INC.


                                          By: /s/ Thomas W. White
                                             -----------------------------------
                                                  Name: Thomas W. White
                                                  Title: Chief Financial Officer

COUNTERSIGNED:





By: /s/ Andrew Garrett, Inc.
   --------------------------------
        Name: Drew Sycoff
        Title: President and Chief Executive Officer


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                              ELECTION TO PURCHASE

                  (To be signed only upon exercise of Warrant)




TO:      PawnMart, Inc.
         6300 Ridglea Place, Suite 724
         Fort Worth, Texas  76116

         The undersigned, the Holder of Warrant Certificate Number ____ (the "Warrant"), representing ______________ Common Stock Purchase Warrants of PawnMart, Inc. (the "Company"), which Warrant Certificate is being delivered herewith, hereby irrevocably elects to exercise the purchase right provided by the Warrant Certificate for, and to purchase thereunder, _____________ shares of Common Stock of the Company, and herewith makes payment of $____________ therefor, and requests that the certificates for such securities be issued in the name of, and delivered to, ___________________________ whose address is __________________________, all in accordance with the Warrant Certificate.




Dated:
      ---------------
                                             -----------------------------------
                                             (Signature must conform in all
                                             respects to name of Holder as
                                             specified on the face of the
                                             Warrant Certificate)



                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------
                                             (Address)





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                              (FORM OF ASSIGNMENT)

                (To be exercised by the registered holder if such
              holder desires to transfer the Warrant Certificate.)



FOR VALUE RECEIVED
hereby sells, assigns and transfers unto _______________________________________
                                         (Print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein,

and does hereby irrevocably constitute and appoint _____________________________

___________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, and full power of substitution.

Dated:                                     Signature:

-----------------------
                                           -------------------------------------
                                           (Signature must conform in all
                                           respects to name of holder as
                                           specified on the fact of the
                                           Warrant Certificate)



                                           -------------------------------------
                                           (Insert Social Security or
                                           Other Identifying Number of
                                           Assignee)





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